UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 7, 2012

QUALSTAR CORPORATION
(Exact name of registrant as specified in its charter)

California	000-30083	95-3927330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990-B Heritage Oak Court, Simi Valley, CA	93063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (805) 583-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index on page 3

Item 2.02                      Results of Operations and Financial Condition.

On November 7, 2012, Qualstar Corporation issued a press release regarding results of operations and financial condition for the 2013 fiscal first quarter ended September 30, 2012.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	Press release of Qualstar Corporation dated November 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

November 7, 2012	By:	/s/ Lawrence D. Firestone
Lawrence D. Firestone Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Qualstar Corporation dated November 7, 2012

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